                                                   (ASTON ASSET MANAGEMENT LOGO)

         Aston Funds
         Class N Shares
         Prospectus

         February 29, 2008
         Aston/New Century Absolute Return ETF Fund
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         A diversified, actively managed fund family with a
       process-driven approach to investing.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

(ASTON FUNDS LOGO)

FUND-OF-FUNDS                                TICKER SYMBOL

Aston/New Century Absolute Return ETF Fund       ANENX

(ASTON FUNDS LOGO)
Thank you for your interest in Aston Funds. Our diversified family of funds offers you a variety of investment opportunities to help you build wealth and meet financial goals such as retirement, home buying or education funding. This prospectus pertains only to the Class N shares of the Aston/New Century Absolute Return ETF Fund (the "Fund"). Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" Section.

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Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
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TABLE OF CONTENTS

                                                              Page

ASTON FUNDS                                                      3

FUND SUMMARY

ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND                       4
    Investment Objective, Principal Investment Strategies
      and Risks
    Fund Performance

FUND EXPENSES                                                    6

ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES           7

PORTFOLIO HOLDINGS                                               8

INVESTMENT TERMS                                                 9

MANAGEMENT OF THE FUND                                          10
    The Investment Adviser                                      10
    The Subadviser                                              10
    Portfolio Manager                                           10

SHAREHOLDER INFORMATION                                         11
    Opening an Account: Buying Shares                           11
    Exchanging Shares                                           13
    Selling/Redeeming Shares                                    13
    Transaction Policies                                        17
    Account Policies and Dividends                              18
    Additional Investor Services                                19
    Distribution Plan 12b-1 Fees                                19
    Portfolio Transactions and Brokerage Commissions            19

DIVIDENDS, DISTRIBUTIONS AND TAXES                              20

FINANCIAL HIGHLIGHTS                                            21

GENERAL INFORMATION                                             22

Aston Funds

Aston Funds (the "Trust") is an open-end management investment company that currently offers 35 separate investment portfolios, including equity, balanced, global/international, fixed income and money market funds. Class N shares of the Aston/New Century Absolute Return ETF Fund are offered in this prospectus; other funds and classes are offered under separate prospectuses.

FUND-OF-FUNDS

THE ASTON/NEW CENTURY ABSOLUTE RETURN ETF FUND is structured as a fund-of-funds. Fund-of-funds invest principally in other investment companies.

WHO MAY WANT TO INVEST IN THE FUND
The Fund may be appropriate if you:
-  seek positive total return
- can accept higher short-term risk in return for higher long-term return potential
-  want to diversify your investments

The Fund may not be appropriate if you want:
-  a stable share price
-  a short-term investment
-  regular income
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No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective
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                                        3

Aston/New Century Absolute Return ETF Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide positive total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of exchange-traded funds ("ETFs"). An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. ETFs may also offer inverse (or short) exposure to a particular asset class. As new ETF products become available, the asset classes available to the Fund will expand.

The portfolio manager uses a quantitative investment process to select securities and construct the portfolio. The portfolio manager first determines the eligible universe of securities for investment. To be eligible for inclusion in the portfolio, shares of ETFs must be traded on a U.S. exchange. The portfolio manager also considers correlation with other ETFs in the universe. The portfolio manager then determines the securities in the universe that are candidates for the portfolio, based on minimum liquidity and trading requirements. The candidates are analyzed daily for buy and sell signals using a quantitative model (the Systematic Entry and Exit Strategy or "SEE Strategy"). The SEE Strategy seeks to identify patterns of price behavior and trading volume, which the subadviser believes are indicative of stock price.

The portfolio manager determines whether or not to implement a buy signal based on the availability of cash for investment, trading costs and other factors. Full positions may be implemented gradually and may take up to three buy signals to complete.

Although the Fund normally expects to hold ETFs representing a range of asset classes and investment styles, allocations among assets classes and styles are a residual of the investment process. In some circumstances, the Fund may hold ETFs representing a limited number of asset classes or investment styles.

To manage risk, the portfolio manager adheres to a strong sell discipline. With each sell signal, the portfolio manager will sell a portion of a position, generally with the entire position liquidated by the third sell signal.

The SEE Strategy seeks to identify ETFs with high probability of producing positive returns over an extended period of time within certain risk constraints. During periods in which sufficient opportunities are not identified to fully invest the portfolio, residual assets will be held in cash or cash equivalents.

The Fund's annual portfolio turnover rate is not expected to exceed 100%.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved.

FUND-OF-FUNDS STRUCTURE RISK: The Fund invests in ETFs. As a result, your cost of investing will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations.

MANAGER RISK: The performance of the Fund is dependent upon the investment adviser's skill in selecting managers and the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers. Also, the Fund could fail to meet its investment objective.

TRACKING RISK: ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs' ability to track their applicable indices.

EQUITY ETF RISK
- MARKET RISK. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

- SMALL AND MID-CAP COMPANY RISK. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

- FOREIGN SECURITIES RISK. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. invest-ments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

- EMERGING MARKET RISK. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

FIXED INCOME RISK: Investing in ETFs that own fixed income securities subject the Fund to additional risks, which include, credit risk, interest risk, maturity risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund's statement of additional information ("SAI").

COMMODITY RISK: Investing in ETFs that invest in the commodities market may subject the Fund to greater volatility than investments in traditional securities. Commodities include metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund's ability to invest in ETFs that invest in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

REAL ESTATE INVESTMENT TRUST RISK: Investing in ETFs that own securities of real estate investment trusts ("REITs") subjects the Fund to the risk of changes in the value of the REIT's properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT's return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income. See "Dividends, Distributions and Taxes."

AGGRESSIVE ETF INVESTMENT TECHNIQUE RISK: Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

SECTOR CONCENTRATION RISK: Investing in sector specific ETFs may entail greater risks than investing in ETFs diversified across sectors. Because such an ETF may invest in a limited number of industries within a sector, the ETF may be subject to a greater level of market risk and its performance may be more volatile.

TRADING DISCOUNT RISK: The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF's underlying basket of securities. At times, an ETF's shares may trade at a premium or discount to its net asset value.

More information about the risks associated with investing in the Fund can also be found in the SAI.

FUND PERFORMANCE

The Fund is new and does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semi-annual report.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in the Fund, you do not incur any sales loads, exchange fees, or redemption fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                                 ACQUIRED
                                                       DISTRIBUTION              FUND FEES    TOTAL                NET
                                          MANAGEMENT     (12B-1)       OTHER        AND      EXPENSE     FEE     EXPENSE
FUND                                         FEES          FEES       EXPENSES   EXPENSES     RATIO    WAIVERS    RATIO
Aston/New Century Absolute Return ETF
  Fund                                       1.00%         0.25%        6.41%(a)   0.17%(b)   7.83%     (6.16)%   1.67%(c)

(a)Other expenses are estimated for the current fiscal year based on an estimated asset size of $2 million.

(b)The average expense ratio of underlying funds in the table is an estimate based upon the Fund's expected initial allocation among underlying ETFs and the historical expense ratio of the underlying ETFs based upon their most recent fiscal year.

(c)Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2009 to the extent that ordinary operating expenses, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses), exceed 1.50%. As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the Fund's commencement of operations on February 29, 2008, Aston is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5%, that operating expenses remained the same and expenses were capped for one year in each period. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS
Aston/New Century Absolute Return ETF Fund                     $170          $1,742

Additional Information Regarding Investment Strategies

The investment policy of the Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such change.

In addition to the principal investment strategies described in the Fund Summary, there may be times when the Fund uses cash, cash equivalents or money market instruments. Information regarding such defensive strategies, as well as additional information and risks regarding ETFs, is shown below.

ETFS
The Fund invests in ETFs, which are shares of other investment companies. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund's fees and expenses. The Fund may not purchase more than 3% of an ETF's outstanding shares unless the ETF and/or the Fund has received an order for an exemptive relief from such limitations from the Securities and Exchange Commission ("SEC") and the ETF and the Fund take appropriate steps to comply with any conditions in such order.

DEFENSIVE STRATEGIES
The Fund may invest all or a portion of its total assets in cash, cash equivalents or money market instruments including money market mutual funds, money market securities, commercial paper, repurchase agreements, Rule 144A securities and U.S. government securities when suitable investment opportunities are not available. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments. Commercial paper may include securities issued in reliance on the private placement exemption under Section 4(2) of the Securities Act of 1933. Section 4(2) paper is generally sold to an institutional investor, such as the Fund, that agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) commercial paper must similarly be in an exempt transaction.

MONEY MARKET MUTUAL FUNDS AND MONEY MARKET SECURITIES
The Fund may invest in money market mutual funds and money market instruments such as short-term fixed income securities of federal and local governments, banks and corporations.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can only be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of the Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities which can fluctuate.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the SAI and on our Web site at www.astonfunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

CORRELATION. A statistical measure of how two securities move in relation to each other.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

ETF. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, total return, long-term capital appreciation, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 3000 INDEX. The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12B-1 FEE. A mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus. (See "Distribution Plan 12b-1 Fees" in the "Shareholder Information" Section.)

Management of the Funds

THE INVESTMENT ADVISER

ASTON ASSET MANAGEMENT LLC
Aston Asset Management LLC ("Aston" or "Adviser"), 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the investment adviser to the Fund. Aston, a majority owned subsidiary of Highbury Financial Inc., was formed for the purpose of acquiring the mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. and its affiliates. More information on Highbury Financial Inc. is available in the SAI. As of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

Aston provides investment advisory, mutual fund administration and distribution-related services to the Aston Funds. Aston manages the Fund by selecting one or more other investment managers to manage the Fund's portfolio on a sub-advisory basis. Aston is responsible for identifying and selecting the Fund's investment managers, monitoring the performance of such managers, and terminating managers.

Aston intends to manage the Fund by engaging New Century Capital Management, LLC ("New Century" or "Subadviser") as Subadviser to manage the Fund's investments.

Aston and the Aston Funds have received from the SEC an exemptive order that allows Aston to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston has the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board of Trustees, but not shareholder approval.

GENERAL
As the investment adviser to the Fund, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the Subadviser of the Fund.

For its advisory services, Aston is entitled to receive an annual management fee of 1.00% based on the average daily net assets from the Fund. Out of its fee, Aston pays the Subadviser of the Fund.

The investment advisory agreement with Aston may be terminated at any time by the Fund or Aston upon 60 days' written notice to the other party. The Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities.

A discussion regarding the Board's basis for approving the investment advisory agreement and subadvisory agreement will be available in the shareholder report dated April 30, 2008.

THE SUBADVISER

The accompanying information highlights the Fund's Subadviser and its portfolio manager.

New Century Capital Management, LLC, 36 South Washington Street, Hinsdale, Illinois 60521, was founded in 2005 and is wholly owned and controlled by Jim R. Porter. As of December 31, 2007, New Century managed approximately $22.4 million in assets for separate and institutional accounts. New Century has not previously managed mutual fund accounts.

The name and mark SEE Strategy and all rights to the software comprising the SEE Strategy are owned by an independent research and consulting firm. New Century licenses the rights to use such system and mark from such research and consulting firm.

The Subadviser receives a fee equal to fifty percent of the investment advisory fee payable to Aston less fifty percent of (i) advisory fees waiver by Aston;
(ii) expense reimbursed by Aston pursuant to an Expense Reimbursement Agreement, and (iii) marketing, distribution and shareholder service fees paid to third parties. The Subadviser has agreed that for the period from the Fund's commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if in any such period the Fund had a total return (before taxes) of less than zero, then the Subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%. The waiver agreements of the Subadviser and Aston automatically terminate upon termination of the Sub-Investment Advisory Agreement, which may be terminated by either party upon sixty (60) days' notice.



PORTFOLIO MANAGER                                       INVESTMENT EXPERIENCE
Jim R. Porter                                           Portfolio Manager since the Fund's inception. Mr.
                                                        Porter co-founded New Century in 2005 and serves as
                                                        Chief Executive Officer. Mr. Porter also founded New
                                                        Century Investment Research and Management, Inc. to
                                                        which he returned in 2004. From 1997 to 2004, Mr.
                                                        Porter served as Chairman and Chief Executive Officer
                                                        of PCQuote and HyperFeed Technologies. In total, he
                                                        has over 38 years of investment industry experience.
                                                        He received a BS in Physics from the University of
                                                        Arkansas with majors in both Math and Physics. He
                                                        also received a MS in Astronomy from the University
                                                        of Iowa.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund is available in the SAI.

Shareholder Information

OPENING AN ACCOUNT

-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for the Fund are as follows:
   o  Regular accounts: $2,500
   o  Individual Retirement Accounts (IRAs): $500
   o  Education Savings Accounts: $500
   o Uniform Gifts to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500
- The minimum initial investment requirement may be waived for Trustees of the Trust and employees of Aston and its affiliates, as well as their spouses. The Trust reserves the right to waive the Fund's minimum initial investment requirement for any reason.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges, and to avoid any delay and inconvenience of needing to request these in writing at a later date.
- Purchase, exchange and redemption requests received and processed before the New York Stock Exchange ("NYSE") market close, typically 4:00 p.m. Eastern Time ("ET"), receive that business day's closing NAV. Trades received after that time receive the following business day's NAV.
-  Make your initial investment using the following table as a guideline.
- All account openings and subsequent transaction requests must be in "good order."
----------------------------------------------------------------
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such "Requirements for Written Requests" as described later in this "Shareholder Information" Section.
----------------------------------------------------------------

BUYING SHARES                   TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT ($50 MINIMUM)
THROUGH YOUR FINANCIAL          - Your financial representative is    - Your financial representative is responsible for
REPRESENTATIVE                    responsible for transmitting the      transmitting the order promptly.
                                  order promptly.

BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ASTON FUNDS                     - Make your check payable to Aston      address at the left.
P.O. BOX 9765                     Funds and mail to us at the         - We accept checks, bank drafts, money orders, wires and
PROVIDENCE, RI 02940              address at the left.                  ACH for purchases (see "Other Features" as described
                                - We accept checks, bank drafts         later in this "Shareholder Information" Section).
OR                                and money orders for purchases.       Checks must be drawn on U.S. banks. There is a minimum
                                  Checks must be drawn on U.S.          $20 charge for returned checks.
OVERNIGHT DELIVERY                banks to avoid any fees or          - Give the following wire/ACH information to your bank:
                                  delays in processing.                 Mellon Trust of New England
ASTON FUNDS                     - We do not accept travelers,           ABA #01-10-01234
101 SABIN STREET                  temporary, post-dated, credit         For: Aston Funds
PAWTUCKET, RI 02860               card courtesy, second or third        A/C 140414
                                  party checks (which are checks        FBO "Aston Fund Number"
                                  made payable to someone other         "Your Account Number"
                                  than the Fund, including you).      - Include your name, account number, tax payer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wiring instructions.
                                                                      - We do not accept travelers, temporary, post-dated,
                                                                        credit card courtesy, second or third party checks
                                                                        (which are checks made payable to someone other than
                                                                        the Fund, including you).
                                                                      - For your protection, our current Internet capabilities
                                                                        allow you to check balances and transfer monies only
                                                                        between Aston Funds. Please contact us via mail with a
                                                                        signed letter of instruction for all other changes to
                                                                        your account.

BY PHONE                        - Obtain the Fund and account         - Verify that your bank or credit union is a member of
                                  number by calling Aston Funds at      the ACH.
800 992-8151                      the number at the left.             - To place your request with an Investor Services
                                - Instruct your bank (who may           Associate, call between 9 a.m. and 7 p.m. ET,
                                  charge a fee) to wire or ACH the      Monday - Friday.
                                  amount of your investment.          - You should complete the "Bank Account Information"
                                - Give the following wire/ACH           section on your account application.
                                  information to your bank:           - When you are ready to add to your account, call Aston
                                  Mellon Trust of New England           Funds and tell the representative the Fund name,
                                  ABA #01-10-01234                      account number, the name(s) in which the account is
                                  For: Aston Funds                      registered and the amount of your investment.
                                  A/C 140414                          - Instruct your bank (who may charge a fee) to wire or
                                  FBO "Aston Fund Number"               ACH the amount of your investment.
                                  "Your Account Number"               - Give the following wire/ACH information to your bank:
                                - Return your completed and signed      Mellon Trust of New England
                                  application to:                       ABA #01-10-01234
                                  Aston Funds                           For: Aston Funds
                                  P.O. Box 9765                         A/C 140414
                                  Providence, RI 02940                  FBO "Aston Fund Number"
                                                                        "Your Account Number"
                                                                      - Include your name, account number, taxpayer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.

BUYING SHARES                   TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT ($50 MINIMUM)

BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of
                                  application(s) from our Web           the ACH.
WWW.ASTONFUNDS.COM                site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Self-register for online account access at
                                  payable to Aston Funds and mail       www.astonfunds.com. Your social security number or
                                  it to the address under "By           employer identification number, account number and
                                  Mail" above.                          other security validating information will be required
                                                                        for registration.
                                                                      - When you are ready to add to your account, access your
                                                                        account through Aston Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Account Access." ACH
                                                                        purchases on the Internet may take 3 or 4 business
                                                                        days.

Other funds in the Aston family of funds and share classes are available through separate prospectuses.

Please call 800 992-8151 for more information.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within Aston Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.
You can exchange shares from one Aston Fund to another within the same class of shares. You may also exchange between Class N and Class S shares of the Aston Funds. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different fund is treated as a taxable sale and a new purchase. As a result, an investor holding shares in a non-retirement account generally is subject to federal income tax on any appreciation on the shares exchanged.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one fund to purchase shares of another fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for federal income tax purposes if the shares are not held in a tax deferred account and may subject you to a redemption fee.
----------------------------------------------------------------

The Fund reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs.

All redemption requests must be in "good order." The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
THROUGH YOUR FINANCIAL          - Accounts of any type                - Your financial representative is responsible for
REPRESENTATIVE                                                          transmitting the order promptly.
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ASTON FUNDS                       (For redemptions over $50,000         name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee later in this             - Include all signatures and any additional documents
                                  "Shareholder Information"             that may be required. (See "Selling Shares in Writing"
OR                                Section)                              later in this "Shareholder Information" Section).
                                                                        Signatures must be in original form, as photocopies
OVERNIGHT DELIVERY                                                      are not accepted.
                                                                      - Mail to us at the address at the left.
ASTON FUNDS                                                           - A check will be mailed to the name(s) and address in
101 SABIN STREET                                                        which the account is registered. If you would like the
PAWTUCKET, RI 02860                                                     check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up to $50,000 (for           touch-tone phone, call 800 992-8151.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 a.m. and 7 p.m. ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).
                                                                      - The Fund reserves the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Fund makes reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may bear from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ASTONFUNDS.COM                                                    - Self-register for online account access at
                                                                        www.astonfunds.com. Your social security number or
                                                                        employer identification number, account number and
                                                                        other security validating information will be required
                                                                        for registration.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through Aston Funds' Web
                                                                        site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called
                                                                        "Account Access." A check for the proceeds will be
                                                                        mailed to you at your address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" later in this "Shareholder Information"
                                                                        Section).

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.
WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
-  you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than by wire or ACH sent to the bank account of the registered owner(s)
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
Owners of               - Letter of instruction
individual, joint,      - On the letter, the signatures and titles of all persons
sole proprietorship,      authorized to sign for the account, exactly as the account
UGMA/UTMA, or             is registered, must be in original form, as photocopies
general partner           are not accepted
accounts                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners of corporate     - Letter of instruction
or association          - Corporate resolution certified within the past 12 months
accounts                - On the letter, the signatures and titles of all persons
                          authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                          are not accepted
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners or trustees      - Letter of instruction
  of trust accounts     - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                        - If the names of all trustees are not registered on the
                          account, a copy of the trust document certified within the past 12 months
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Joint tenancy           - Letter of instruction signed by the surviving tenant must
shareholders whose        be in original form, as photocopies are not accepted
co-tenants are          - Certified copy of death certificate
deceased                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Executors of            - Letter of instruction signed by executor must be in
  shareholder             original form, as photocopies are not accepted
  estates               - Certified copy of order appointing executor
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Administrators,         - Call 800 992-8151 for instructions
conservators,
guardians and other     - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous
sellers or account      page for more details)
types not listed
above
IRA accounts            - IRA distribution request form completed and signed. Call
                          800 992-8151 for a form, or download a form from our Web
                          site, www.astonfunds.com

In addition to the situations described above, Aston Funds may require Medallion Signature Guarantees in other circumstances based on the amount of the redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Fund.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize Aston Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Aston Funds account(s):
- You must authorize Aston Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Fund has elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. Redemptions in kind are taxable events for federal income tax purposes in the same manner as when the sales proceeds are paid in cash.

INVOLUNTARY REDEMPTIONS
To reduce expenses, we may sell your shares and close your fund position(s) if its value falls below $1,500 for any reason. Unless you did not meet the minimum initial investment, we will give you 30 days notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above $2,500 (the minimum initial investment for regular accounts) to avoid closing it out. We will not close out fund positions in IRAs, Education Savings Accounts, custodial accounts for minors, or Automatic Investment Plans. Redemption fees will not be assessed on involuntary redemptions.

TRANSACTION POLICIES


CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for the Fund is determined each business day at the close of regular trading on the NYSE (typically 4 p.m. ET) by dividing the Fund's net assets by the number of its shares outstanding. Currently, the Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the investment adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Fund's fair valuation procedures.

EXECUTION OF REQUESTS
The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after Aston Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. ET) for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of Aston Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Aston Funds.

The Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Aston Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect the Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires Aston Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Fund is designed for long-term investors. The Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for the Fund if it invests in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small-cap securities). Thus, such trading may negatively impact the Fund's NAV and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Fund's Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

The Fund reserves the right to:
- Reject any purchase, including exchange purchases, that could adversely affect the Fund or its operations;
- Limit, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Fund;
- Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
- Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Fund may consider an investor's trading history in the Fund and accounts under common ownership or control. The Fund seeks to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Fund. Accordingly, the Fund uses certain materiality and volume thresholds in applying the policies and procedures, but otherwise seeks to apply its policies and procedures uniformly to all shareholders. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies and procedures. In certain cases, intermediaries may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Fund's policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
-  after any change of name or address of the registered owner(s).

Aston Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, Aston Funds combines mailings for multiple accounts going to a single household by delivering Fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DISTRIBUTIONS
The Fund distributes income dividends and net capital gains. Income dividends represent the earnings from the Fund's investments less its expenses; capital gains generally occur when the Fund sells a portfolio security for more than the original purchase price.

DIVIDENDS
The Fund will declare and pay dividends, if any, annually. Net capital gains, if any, will be distributed at least once a year in December.

UNCASHED CHECKS
Checks should be cashed upon receipt, as we will not pay interest on uncashed checks. State escheat laws generally require us to remit uncashed checks to the appropriate state after a specified period of time.

DIVIDEND REINVESTMENTS
Investors may have their dividends and distributions reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Aston Fund(s) of your choice. You determine the amount of your investment (minimum: $50 as long as you meet the account minimum), and you can terminate the program at any time. To take advantage of this feature, complete the appropriate sections of the account application.

ASTON FUNDS WEB SITE
The Fund maintains a Web site located at www.astonfunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through our Web site. Self-register for online account access at www.astonfunds.com. Your social security number or employee identification number, account number and other security validity information will be required for registration. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

Aston Funds has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

SYSTEMATIC WITHDRAWAL PLAN
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:
-  you must have at least $50,000 in your account;
-  determine the schedule: monthly, quarterly, semi-annually or annually;
-  call 800 992-8151 to add a systematic withdrawal plan to your account.

RETIREMENT PLANS AND EDUCATION SAVINGS ACCOUNTS
Aston Funds offers a range of retirement plans, including Traditional, Roth, SIMPLE and SEP IRAs. Aston Funds also offers Education Savings Accounts, which allow you to save for qualified elementary, secondary and higher education costs. Using these plans, you can invest in any Aston Fund with a low minimum investment of $500. The annual maintenance fee for IRAs and Education Savings Accounts is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call Aston Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, the Fund has adopted a Rule 12b-1 distribution plan. Under this plan, the Fund pays a fee at an annual rate of not more than 0.25% of the Fund's Class N shares' average daily net assets to the distributor for certain expenses associated with the distribution of Fund shares and other services. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to distribution and service fees paid by the Fund, Aston may compensate intermediaries that distribute and/or service investors in the Fund for various services out of its own assets and not as an additional charge to the Fund. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Fund over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the Aston family of funds, including within the same intermediary, and across intermediaries.

In addition, representatives of the distributor may be compensated through Adviser incentive programs in a manner that favors one Aston fund or group of funds over another Aston fund.

PORTFOLIO TRANSACTIONS AND
BROKERAGE COMMISSIONS

The Subadviser attempts to seek the best possible price and most favorable execution of transactions in its portfolio securities. There may be times when the Subadviser may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Subadviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Subadviser considers, among other factors, a broker-dealer's reliability, availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in the Fund. The following is a general description of certain federal income tax considerations. If you have any tax-related questions relating to your investment in the Fund, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Fund is included in the SAI.

TAXES
The Fund pays dividends annually and capital gains distributions at least annually. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us. For federal income tax purposes:

- The tax treatment of dividends and distributions is the same whether you reinvest the dividends and distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Dividends and distributions are generally paid from amounts the Fund receives as dividends and distributions from the ETFs in which it invests and from gains on the sale of its shares of the ETFs. Generally, the character of the dividends and distributions the Fund receives from an ETF will "pass through" to you, subject to certain exceptions, as long as the Fund and the ETF each qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) generally will be taxed to individuals and other non-corporate investors in the Fund at rates applicable to long-term capital gains, provided you meet certain holding period and other requirements contained in the Code with respect to your Fund shares. If the Fund receives dividends from an ETF that qualifies as a regulated investment company and the ETF designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets certain holding period and other requirements with respect to the shares of the ETF. The favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2010. Dividends received from certain foreign corporations and from most REITs are not expected to qualify for treatment as qualified dividend income.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of the Fund. Because distributions of short-term capital gain are taxable as ordinary income, you generally cannot offset net short-term capital gain distributions you receive from the Fund with long-term capital losses.

- The use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you.

- Distributions declared to shareholders of record in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- When you sell or exchange shares in a non-retirement account, it generally is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide Aston Funds with your complete and correct taxpayer identification number and required certification, or if the Internal Revenue Service so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of the Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

Financial Highlights

The Fund's Class N shares are new and do not have an operating history. Information, when available, will be included in the Fund's next annual or semi-annual report.

General Information

If you wish to know more about Aston Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which is incorporated into this prospectus by reference and dated February 29, 2008, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS


CONTACTING ASTON FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Fund by contacting:

Address:    Aston Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &          800 992-8151
            Fund Literature
            Investment Advisor Services     800 597-9704

Web site:   www.astonfunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004

(ASTON ASSET MANAGEMENT LOGO)

Aston Funds
P.O. Box 9765
Providence, RI 02940

                                   ASTON FUNDS

                                 CLASS N SHARES

                   Aston/New Century Absolute Return ETF Fund

                                  (the "Fund")

                       STATEMENT OF ADDITIONAL INFORMATION

                               February 29, 2008

     This statement of additional information dated February 29, 2008 ("SAI") provides supplementary information pertaining to shares representing interests in Class N shares of the Aston/New Century Absolute Return ETF Fund, one of thirty-five available investment portfolios of Aston Funds (the "Trust").

     This SAI is not a prospectus and should be read only in conjunction with the Fund's current prospectus dated February 29, 2008, as amended or supplemented from time to time. No investment in the Fund should be made without first reading the prospectus.

     The SAI is incorporated by reference into the prospectus.

     You may obtain a prospectus, annual report or semi-annual report, when available, at no charge by contacting the Trust at ASTON FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151 or by downloading such information from www.astonfunds.com. The website does not form a part of the prospectus or SAI.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND.................................................................      1
INVESTMENT OBJECTIVE, STRATEGIES AND RISK CONSIDERATIONS.................      1
INVESTMENT RESTRICTIONS..................................................     12
NON-FUNDAMENTAL INVESTMENT POLICIES .....................................     13
TRUSTEES AND OFFICERS OF THE TRUST.......................................     14
PROXY VOTING POLICIES AND PROCEDURES.....................................     17
INVESTMENT ADVISORY AND OTHER SERVICES...................................     18
   The Investment Adviser................................................     18
   The Subadviser........................................................     20
   The Administrator.....................................................     21
   The Subadministrator..................................................     22
   Subadministration Fees................................................     22
   The Underwriter.......................................................     22
   The Distribution Plan.................................................     23
   Custodian.............................................................     23
   Transfer Agent and Dividend Paying Agent..............................     23
   Counsel and Independent Registered Public Accounting Firm.............     24
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................     24
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................     25
DESCRIPTION OF SHARES....................................................     26
NET ASSET VALUE..........................................................     28
REDEMPTIONS-IN-KIND......................................................     29
DIVIDENDS................................................................     29
FEDERAL INCOME TAXES.....................................................     30
PERFORMANCE INFORMATION..................................................     35
FINANCIAL STATEMENTS.....................................................     35
OTHER INFORMATION........................................................     35
APPENDIX A...............................................................    A-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE FUND

     Aston Funds (the "Trust"), 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602, is an open-end management investment company. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. Prior to December 1, 2006, the Trust was known as "ABN AMRO Funds."

            INVESTMENT OBJECTIVE, STRATEGIES AND RISK CONSIDERATIONS

     The following supplements the information contained in the prospectus concerning the investment objective, strategies and risks of investing in the Fund. This section contains a detailed discussion of the portfolio investments in which the Fund may invest. The investment practices described below for the Fund, except as set forth in "Investment Restrictions," are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.

FUND-OF-FUNDS STRUCTURE

     As noted in the prospectus, the Fund is a "fund-of-funds." The term "fund-of-funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies. In reliance on Section 12(d)(1)(F) of the 1940 Act, the Fund may not acquire shares of another investment company (including exchange-traded funds ("ETFs")) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock ("3% Limitation"). The Securities and Exchange Commission ("SEC") has granted exemptive orders to certain ETFs which permit other funds, such as the Fund, to invest in these ETFs in excess of the 3% Limitation. The orders contain conditions that a participating fund enter into an agreement with the ETF. Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The Fund has not yet entered into any such agreements in reliance on an exemptive order. The 3% Limitation may prevent the Fund from allocating its investments in the manner that the subadviser considers optimal.

     Notwithstanding the 3% Limitation, the Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund's investment adviser must waive its management fee in an amount necessary to offset the amounts paid.

     By investing in securities of an ETF, the Fund shareholders will indirectly bear the fees of that ETF in addition to the Fund's own fees and expenses.

     Because the Fund initially intends to rely on Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). The Fund intends to vote such other investment companies shares in the same proportion as the vote of all other holders of such securities.

EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

     EXCHANGE-TRADED FUNDS

     Under normal circumstances, the Fund will invest at least 80% of its assets in shares of ETFs. ETFs are typically organized as open-end investment companies or unit investment trusts. ETFs are traded on exchanges similar to stocks. An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: large-cap, mid-cap, small-cap, equity, international, commodities, real estate, fixed income, derivatives and currency. As new ETF products become available, the asset classes available to the Fund will expand.

     Unlike interests in conventional mutual funds, ETFs are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. ETFs are designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in large blocks (typically 50,000 shares), called creation units, at each day's next calculated net asset value. The in-kind creation or redemption is for a portfolio of the underlying securities of the ETF. There may also be a cash component. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETFs in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders. The Fund does not intend to purchase and redeem creation units, but intend to purchase and sell ETFs primarily through national securities exchanges.

     There is a risk that the ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

     The general risks of investing in ETFs are as follows.

     ACTIVE MANAGEMENT RISK

     Unlike many investment companies, most ETFs are not currently "actively" managed. Thus, an ETF would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the index.

     TRACKING RISK

     ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

     TRADING DISCOUNT RISK

     The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF's underlying basket of securities. At times, an ETF's shares may trade at a premium or discount to its net asset value.

     ETFs cover a wide variety of asset classes. The risks associated with various types of ETFs that track different asset classes are described below. As new ETF products become available, the Fund will be able to invest in those ETFs.

INVESTMENT RISK

     AGGRESSIVE ETF INVESTMENT TECHNIQUE RISK

     ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF's investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF's benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF's position in a particular instrument when desired.

     Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an ETF may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an ETF may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the ETF.

     CURRENCY ETFS

     Investing in currency ETFs involves certain risks. The value of the ETF's shares relate directly to the value of a currency (either U.S. or foreign) held by the ETF. Fluctuations in the price of the country's currency could materially and adversely affect the value of the ETF's shares. The ETF's shares are designed to reflect the price of the country's currency, plus accumulated interest, less the ETF's expenses. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors' expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, the currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country's currency declines, it is expected that the price of the ETF will decline as well.

     COMMODITY ETF RISK

     Investing in ETFs that invest in the commodities market may subject the Fund to greater volatility than investments in traditional securities. Commodities include metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund's ability to invest in ETFs that invest in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

     CONCENTRATED ETF RISK

     Some ETFs may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the ETF will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An ETF may have significant exposure to an individual company that constitutes a significant portion of that ETF's index. As a result, such an ETF will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index.

     EQUITY ETF RISK

     Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

     Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

     Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

     Emerging Market Risk. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

     FIXED INCOME ETFS

     Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an ETF's portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF's shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Credit risk is particularly significant for investments in "junk bonds" or lower than investment-grade securities.

     Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the particular ETF's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     Maturity Risk. Maturity risk is another factor that can affect the value of a particular ETF's debt holdings. Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

     Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by Standard & Poor's ("S&P") or Fitch's Investor Service, Inc. ("Fitch") or Baa by Moody's Investors Services, Inc. ("Moody's") are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody's) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

     Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

     Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

     GEOGRAPHICAL CONCENTRATED ETF RISK

     Certain ETFs that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ETFs that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified Fund.

     INVERSE CORRELATION ETF RISK

     ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF's benchmark is increasing (gaining value) a result that is the opposite from traditional mutual funds.

     LEVERAGED ETF RISK

     Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

     REAL ESTATE INVESTMENT TRUST ETF RISK

     Investing in ETFs that own securities of real estate investment trusts ("REITs") subjects the Fund to the risk of changes in the value of the REIT's properties and defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT's return may be adversely affected when interest rates are high or rising.

     NON-DIVERSIFIED ETF RISK

     Certain ETFs have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the ETF more susceptible to a single economic, political or regulatory event than a diversified ETF or mutual fund might be. This risk may be particularly acute with respect to an ETF whose index underlying its benchmark comprises a small number of stocks or other securities.

BORROWING

     The Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs the Fund's policy on borrowing. The Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Fund may not mortgage, pledge or hypothecate any assets, except that the Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. The Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities that are illiquid. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund values the security. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; swap agreements, interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. Foreign securities that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not considered illiquid.

FIXED INCOME SECURITIES

     The Fund may invest in fixed income securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The following describes various types of fixed income securities in which the Fund may invest.

     TREASURY SECURITIES

     Treasury securities are direct obligations of the federal government of the U.S. Treasury securities are generally regarded as having the lowest credit risks.

     AGENCY SECURITIES

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a "GSE") acting under federal authority. The U.S. supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

     The Fund treats mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage-backed securities.

     CORPORATE DEBT SECURITIES

     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

     In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

     COMMERCIAL PAPER

     Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

     DEMAND INSTRUMENTS

     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     MUNICIPAL SECURITIES

     The Fund may invest in municipal securities. Municipal securities are issued by local governmental subdivisions such as cities, towns, villages, counties or special districts, as well as states and political subdivisions or agencies of states. A principal feature of these securities is that interest or other investment earnings on them usually are excluded from gross income of the holder for federal income tax purposes. Issuers of municipal securities are exempt from most federal securities laws.

MONEY MARKET INSTRUMENTS

     Money market instruments include, but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment adviser or subadviser believes that the credit risk with respect to the investment is minimal.

     Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the U.S. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

     Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not. Also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

     Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

     BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

     COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

     LOAN PARTICIPATIONS - LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the investment adviser or subadviser, they cannot be sold within seven days.

     VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by the Fund, the subadviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. If the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

     The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the investment adviser or subadviser. The investment adviser or subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

     The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times equal or exceed the repurchase price.

RESTRICTED SECURITIES

     The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, pursuant to guidelines adopted by the Trust's Board of Trustees. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradeable in their local market, are not subject to this restriction.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. Liquid securities as used in the prospectus and this SAI include equity securities and debt securities that are unencumbered and marked-to-market daily. Whenever the Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

RULE 144A SECURITIES

     The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Such securities may be considered liquid so long as it is determined by the investment adviser or subadviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TEMPORARY DEFENSIVE POSITIONING

     The investments and strategies described throughout the Fund's prospectus are those the investment adviser and subadviser intends to use under normal conditions. When the investment adviser or subadviser determines that market or other conditions warrant, the Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

OTHER INVESTMENTS

     The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Fund's prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

     The investment objective of the Fund and investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

     The Fund may not:

          (1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

          (2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund; provided that investments in another registered investment company are not considered to be issued by members of any industry.

          (3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          (4) As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

          (5) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership securities or other investments. This limitation does not preclude the Fund from entering into futures contracts and options thereon in accordance with the Fund's investment objective and policies, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

          (6) Make investments in securities for the purpose of exercising control.

          (7) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

          (8) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund's investment objective and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers.

          (9) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

          (10) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI.

          (11) Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

     The Fund has a policy to invest, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities of ETFs. Shareholders of the Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST

     Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.



                                TERM OF
                               OFFICE(2)                                           NUMBER OF
                              AND LENGTH                                           PORTFOLIOS
       NAME, ADDRESS,             OF                                            IN FUND COMPLEX     OTHER TRUSTEESHIPS/
         AGE(1) AND              TIME            PRINCIPAL OCCUPATION(S)          OVERSEEN BY        DIRECTORSHIPS HELD
   POSITION(S) WITH TRUST      SERVED(1)         DURING PAST FIVE YEARS             TRUSTEE            BY TRUSTEE(3)
   ----------------------     ----------         -----------------------        ---------------     -------------------
                                                  DISINTERESTED TRUSTEES

Leonard F. Amari               14 years    Partner at the law offices of               35         Director, Delaware
c/o 120 N. LaSalle St.                     Amari & Locallo, a practice with                       Place Bank; Trustee and
Chicago, IL 60602                          exclusive concentration in real                        President of the Board
Age: 65                                    estate taxation and related areas,                     of Trustees, John
Trustee                                    since 1986; Special Assistant                          Marshall Law School
                                           Attorney General since 1986.

Robert A. Kushner               8 years    Retired. Vice President, Secretary          35         None
c/o 120 N. LaSalle St.                     and General Counsel at Cyclops
Chicago, IL 60602                          Industries, Inc., 1976-1992.
Age: 72
Trustee

Gregory T. Mutz                14 years    CEO of AMLI Residential Properties          35         Director of Alico, Inc.
c/o 120 N. LaSalle Street                  Trust (a Multifamily REIT), a                         (NASDAQ: ALCO)
Chicago, IL 60602                          successor company to AMLI Realty                      (agribusiness);
Age: 62                                    Co. since 2004 and a wholly owned                      Member of Board of Genesis
Trustee                                    subsidiary of Prime Property Fund,                     Financial Solutions, (a
                                           an institutional real estate co-                       privately-held company
                                           mingled fund managed by Morgan                         based in Portland, Oregon
                                           Stanley Real Estate, Inc.                              providing debt recovery,
                                                                                                  consumer lending and credit
                                                                                                  card services); a member of
                                                                                                  the Board of WAN S.A., a
                                                                                                  residential real estate company
                                                                                                  headquartered in Warsaw, Poland;
                                                                                                  a member of the Board of Suknip
                                                                                                  International Limited, a
                                                                                                  residential real estate company
                                                                                                  headquartered in St. Petersburg,
                                                                                                  Russia.

Robert B. Scherer               8 years    President of The Rockridge Group,           35         Director, Title
c/o 120 N. LaSalle Street                  Ltd (title insurance industry                          Reinsurance Company
Chicago, IL 60602                          consulting services) since 1994.                       (insurance for title
Age: 66                                                                                           agents)
Trustee

Nathan Shapiro                 14 years    President of SF Investments, Inc.           35         Director, Baldwin &
c/o 120 N. LaSalle Street                  (broker/dealer and investment                          Lyons, Inc. (property
Chicago, IL 60602                          banking firm) since 1971.                              and casualty insurance
Age: 71                                                                                           firm)
Trustee

Denis Springer                  8 years    Retired. Senior Vice President and          35         Director, Coleman
c/o 120 N. LaSalle Street                  Chief Financial Officer of                             Cable, Inc. (wire and
Chicago, IL 60602                          Burlington Northern Santa Fe Corp.                     cable manufacturer)
Age: 62                                    (railroad), 1995-1999.
Trustee

                                                  INTERESTED TRUSTEE(4)

Stuart D. Bilton, CFA          14 years    Chief Executive Officer, Aston              36         Director, Baldwin &
c/o 120 N. LaSalle Street                  Asset Management LLC, since 2006;                      Lyons, Inc. (property
Chicago, IL 60602                          Vice Chairman of ABN AMRO Asset                        and casualty insurance
Age: 61                                    Management Holdings, Inc.                              firm)
Chairman, Board of Trustees                2003-2006; President and Chief
                                           Executive Officer of ABN AMRO
                                           Asset Management Holdings, Inc.
                                           from 2001-2003; President of
                                           Alleghany Asset Management, Inc.
                                           from 1996-2001 (purchased by ABN
                                           AMRO in February 2001).

                                TERM OF
                               OFFICE(2)                                           NUMBER OF
                              AND LENGTH                                           PORTFOLIOS
       NAME, ADDRESS,             OF                                            IN FUND COMPLEX     OTHER TRUSTEESHIPS/
         AGE(1) AND              TIME            PRINCIPAL OCCUPATION(S)          OVERSEEN BY        DIRECTORSHIPS HELD
   POSITION(S) WITH TRUST      SERVED(1)         DURING PAST FIVE YEARS             TRUSTEE            BY TRUSTEE(3)
   ----------------------     ----------         -----------------------        ---------------     -------------------
                                             OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson            14 years    President, Aston Asset Management          N/A                   N/A
c/o 120 N. LaSalle Street                  LLC, since 2006; President, ABN
Chicago, IL 60602                          AMRO Structured Investment Funds
Age: 43                                    and ABN AMRO Variable Insurance
President (Chief Executive                 Trust, since 2005; President and
Officer)                                   Chief Executive Officer of ABN
                                           AMRO Investment Fund Services,
                                           Inc. (formerly known as Alleghany
                                           Investment Services, Inc.)
                                           1995-2006; Executive Vice
                                           President of ABN AMRO Asset
                                           Management (USA) LLC 2001-2005;
                                           Director, ABN AMRO Trust Services
                                           Company 2001-2005; Director, TAMRO
                                           Capital Partners, LLC and Veredus
                                           Asset Management LLC 2001-2006;
                                           Officer of the Trust since 1993;
                                           CPA.

Gerald F. Dillenburg           11 years    Chief Compliance Officer and Chief         N/A                   N/A
c/o 120 N. LaSalle Street                  Financial Officer, Aston Asset
Chicago, IL 60602                          Management LLC, since 2006; Chief
Age: 41                                    Financial Officer and Chief
Senior Vice President,                     Compliance Officer, ABN AMRO
Secretary and Treasurer                    Structured Investment Funds and
(Chief Financial Officer,                  ABN AMRO Variable Insurance Trust,
Chief Operating Officer                    since 2005; Senior Managing
and Chief Compliance                       Director ("SMD") of ABN AMRO
Officer)                                   Investment Fund Services, Inc.
                                           (formerly known as Alleghany
                                           Investment Services, Inc.)
                                           1996-2006; SMD of ABN AMRO Asset
                                           Management Holdings, Inc. and ABN
                                           AMRO Asset Management, Inc.
                                           (formerly known as Chicago Capital
                                           Management, Inc.) 2001-2006;
                                           Operations manager and compliance
                                           officer of ABN AMRO mutual funds
                                           1996-2006; CPA.

William Long                    6 years    Vice President of Montag &                 N/A                   N/A
c/o 120 N. LaSalle Street                  Caldwell, Inc. since 2000; former
Chicago, IL 60602                          Vice President and Director of
Age: 47                                    Sales for First Capital Group,
Vice President                             First Union National Bank,
                                           1996-2000.



(1)  As of December 31, 2007.

(2) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity or (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3) Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this SAI. Mr. Bilton also serves as Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this SAI.

(4) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC, which act as the Funds' investment adviser, and prior relationships with ABN AMRO Asset Management, Inc.

     The Board of Trustees has established an Audit Committee consisting of six members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner, Mutz and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent registered public accounting firm and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2007.

     The Trustees have also established a Nominating and Governance Committee consisting of six members, including a Chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner, Mutz and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust's Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2007.

     The Trustees have also established a Valuation Committee consisting of at least three Trustees, including at least one Independent Trustee. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro and Springer. The Valuation Committee is responsible for fair valuing securities of the Fund as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2007.

     Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current Trustee at December 31, 2007.

                                                      AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE        SECURITIES IN THE FUND      INVESTMENT COMPANIES
      ---------------        ----------------------   -------------------------
DISINTERESTED TRUSTEES
Leonard F. Amari..........            None                  Over $100,000
Robert Kushner............            None                  Over $100,000
Gregory T. Mutz...........            None                  Over $100,000
Robert B. Scherer.........            None                  Over $100,000
Nathan Shapiro............            None                  Over $100,000
Denis Springer............            None                  Over $100,000

INTERESTED TRUSTEE
Stuart D. Bilton..........            None                  Over $100,000

REMUNERATION

     The Trustees of the Trust who are not affiliated with the investment adviser or subadviser receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment adviser or subadviser receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment adviser, subadviser or their affiliates receives any compensation from the Fund for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Fund for performing the duties of their offices, except that the

Fund compensates the Administrator for providing an officer to serve as the Fund's Chief Compliance Officer.

     The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2007. There were no 'compensated persons' who received more than $120,000 in aggregate compensation from the Trust for the same period.



                               AGGREGATE       PENSION OR
                             COMPENSATION      RETIREMENT                              TOTAL
                               RECEIVED     BENEFITS ACCRUED   ESTIMATED ANNUAL    COMPENSATION
                               FROM THE     (AS PART OF FUND     BENEFITS UPON    FROM TRUST AND
           TRUSTEE             TRUST(*)         EXPENSES)         RETIREMENT      FUND COMPLEX(*)
           -------           ------------   ----------------   ----------------   ---------------
DISINTERESTED TRUSTEES
Leonard F. Amari..........      $62,500            N/A                N/A             $62,500
Robert A. Kushner.........       59,500            N/A                N/A              59,500
Gregory T. Mutz...........       79,500            N/A                N/A              79,500
Robert B. Scherer.........       69,500            N/A                N/A              69,500
Nathan Shapiro............       54,500            N/A                N/A              54,500
Denis Springer............       59,500            N/A                N/A              59,500

INTERESTED TRUSTEE
Stuart D. Bilton..........        N/A              N/A                N/A               N/A

----------
(*) Includes a special meeting fee of $5,000 per Trustee paid in connection with a change of Control of ABN AMRO Asset Management, Inc. Such amounts were not paid by the Trust.


     As of the date of this SAI, the Trustees and Officers did not own any of the outstanding shares of the Fund; however, Aston Asset Management LLC ("Aston" or "Investment Adviser") owned 100% of the outstanding shares of the Fund for the purpose of providing seed capital to the Fund. Accordingly, as of such date, Aston owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of a proxy vote or the direction of management of the Fund.

CODE OF ETHICS

     The Trust, its investment adviser, subadviser and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust on behalf of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trust has delegated the voting of portfolio securities to its subadviser on behalf of the Fund. The subadviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders and those of the subadviser. Proxy Voting Policies and Procedures are included under Appendix A.

     After the Fund has commenced operations, information regarding how the Fund voted proxies related to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available without charge on the Trust's Web site at www.astonfunds.com and on the SEC's Web site at www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

     As described in the prospectus, the Trust employs Aston to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment programs under the Investment Advisory Agreement dated February 29, 2008. Aston engaged the subadviser to manage the day-to-day investment management of the Fund's portfolio.

     The advisory services provided by Aston and the subadviser for the Fund and the fees for such services are described in the prospectus.

     Aston, a majority owned subsidiary of Highbury Financial Inc. ("Highbury"), was formed in April 2006 for the purpose of acquiring the U.S. mutual fund and separately managed account business of ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates as part of an asset purchase agreement dated April 20, 2006 (the "Strategic Transaction"). Aston is located at 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602. As of December 31, 2007, Aston had approximately $5.1 billion in assets under management.

     Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury's registration statement for its initial public offering of common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. Prior to the closing of the Strategic Transaction on November 30, 2006, Highbury had not engaged in any operations except for organizational and offering activities and its principals have not previously owned or operated a mutual fund or investment advisory business. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.

     For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement with Aston, Aston receives a fee based on the Fund's average daily net assets, computed daily and payable monthly, at the following annual rate:

                                                    GROSS ADVISORY FEE
                                                 (AS A % OF AVERAGE DAILY
                     FUND                               NET ASSETS)
                     ----                        ------------------------
Aston/New Century Absolute Return ETF Fund....             1.00%

     The Subadviser has agreed that for the period from the Fund's commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if any such period the Fund had a total return (before taxes) of less than zero, then the Subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%.

     Aston has entered into an Expense Reimbursement Agreement with the Trust, on behalf of the Fund, through February 28, 2009, at the rate shown in the table below:

                     FUND                        CLASS N
                     ----                        -------
Aston/New Century Absolute Return ETF Fund....    1.50%

     In addition, the Fund has agreed that during any of the first three years subsequent to the Fund's commencement of operations for a period of up to three years from the date following any waiver or reimbursement by Aston to repay such amount to the extent that the Fund's expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

     Under the Investment Advisory Agreement with the Trust on behalf of the Fund, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Investment Advisory Agreement is terminable with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Adviser. Aston may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its assignment.

     Under the Investment Advisory Agreement, the Investment Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Investment Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Investment Adviser's discharge of the foregoing responsibilities. The Investment Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's then effective prospectus and SAI.

     The Investment Advisory Agreement has an initial term ending December 31, 2009, and continues in effect for the Fund from year to year thereafter for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board of Trustees.

     The Investment Advisory Agreement with Aston also provides that Aston shall have the authority in the future, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of the Fund and to allocate and reallocate the assets of the Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. Under this structure, Aston would also have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the Sub-Investment Advisory Agreement subject to approval of the Board of Trustees, but not shareholder approval.

     As described above, Aston is paid an annual management fee based on the average daily net assets of the Fund. Out of its fee, Aston pays the subadviser. Because Aston will pay the subadviser's fees out of its own fees from the Fund, there will not be any "duplication" of advisory fees paid by the Fund.

     A discussion regarding the Board's basis for approving the Fund's Investment Advisory Agreement and Sub-Investment Advisory Agreement will be available in the Fund's shareholder report dated April 30, 2008.

THE SUBADVISER

     On February 29, 2008, Aston entered into a Sub-Investment Advisory Agreement with New Century Capital Management, LLC ("New Century" or "Subadviser") on behalf of the Fund.

     Under the Sub-Investment Advisory Agreement, the Subadviser manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general oversight of the Board of Trustees of the Trust and the Investment Adviser.

     The Sub-Investment Advisory Agreement provides that neither the Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under the Sub-Investment Advisory Agreement except for liability resulting from willful misfeasance, bad faith, negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

     For the services provided pursuant to the Sub-Investment Advisory Agreement, the Investment Adviser pays the Subadviser a fee computed daily and payable monthly, as follows:

                     FUND                        SUBADVISORY FEE
                     ----                        ---------------
Aston/New Century Absolute Return ETF Fund....   50% of: Advisory Fee
                                                 Less Expense Waivers/
                                                 Reimbursements and Payments
                                                 to Third Party Intermediaries

     The Subadviser has agreed that for the period from the Fund's commencement of operations through, and including, December 31, 2008, and for each subsequent full calendar year of operations thereafter, if any such period the Fund had a total return (before taxes) of less than zero, then the Subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%.

     NEW CENTURY CAPITAL MANAGEMENT, LLC

     New Century is the Subadviser to the Fund. New Century is wholly owned and controlled by Jim R. Porter. New Century is located at 36 South Washington Street, Hinsdale, Illinois 60521.

     The table below shows other accounts for which the portfolio manager of the Fund is jointly and primarily responsible for the day-to-day portfolio management as of December 31, 2007.

                                                                               ASSETS
                                                               NUMBER OF      MANAGED
                                                                ACCOUNTS        WITH
                                                                MANAGED       ADVISORY
                                                    TOTAL         WITH       FEE BASED
                                                    ASSETS      ADVISORY         ON
                                      NUMBER OF    MANAGED     FEE BASED    PERFORMANCE
                                       ACCOUNTS      (IN           ON           (IN
                                       MANAGED    MILLIONS)   PERFORMANCE    MILLIONS)
                                      ---------   ---------   -----------   -----------
JIM R. PORTER
Registered Investment Companies....        0          N/A           0            N/A
Other Pooled Investment Vehicles...        1        $ 1.2           1          $ 1.2
Other Accounts.....................       25        $20.8           4          $ 2.5

     Compensation. The portfolio manager receives a fixed annual salary and bonus opportunities that are based on the overall performance of New Century. The portfolio manager also has an equity stake in

New Century, thus benefits from increases in the net income of New Century.

     Material Conflicts of Interest. The portfolio manager may manage account for multiple clients. The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the portfolio manager within the same investment discipline, however, the Subadviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

     The Subadviser had adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

OWNERSHIP OF SECURITIES

The table below shows the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager as of the date of this SAI.


                                                                     DOLLAR RANGE OF
                   FUND                      PORTFOLIO MANAGER   SECURITIES IN THE FUND
                   ----                      -----------------   ----------------------
Aston/New Century Absolute Return ETF Fund     Jim R. Porter               $0

THE ADMINISTRATOR

     On November 30, 2006, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), the Trust and the Board of Trustees assigned the Administration Agreement between Aston Funds and AAIFS to Aston. After the assignment, Aston became the Administrator to each series of the Trust. The Administration Agreement was effective with regards to the Fund as of February 29, 2008.

     Under the Administration Agreement between Aston and the Fund, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) providing the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (6) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Fund's expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Fund as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

     As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

     ADMINISTRATION FEES

     The fee schedule to the Administration Agreement is as follows:

             AVERAGE DAILY NET ASSETS
PERCENTAGE   (AGGREGATE FUND COMPLEX)
----------   ------------------------
  0.0490%       Up to $7.4 billion
  0.0465%        Over $7.4 billion

     The Administrator also receives a monthly base fee in the amount of $1,000 per Fund.

THE SUBADMINISTRATOR

     PFPC Inc. ("PFPC" or the "Subadministrator"), 4400 Computer Drive, Westborough, Massachusetts 01581, provides certain administrative services for the Fund and Aston pursuant to a Subadministration and Accounting Services Agreement (the "Subadministration Agreement") between Aston and PFPC. On November 30, 2006, the Subadministration Agreement was assigned from AAIFS to Aston. The Subadministration Agreement was effective with regards to the Fund as of February 29, 2008.

     As Subadministrator, PFPC provides the Trust with subadministrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under the Subadministration Agreement with the Administrator.

SUBADMINISTRATION FEES

     As compensation for services performed under the Subadministration Agreement, the Subadministrator receives an administration fee payable monthly at the annual rate of 0.022% of the average daily net assets of all series of the Trust. The Subadministrator also receives a monthly base fee in the amount of $1,000 per Fund.

THE UNDERWRITER

     PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement dated September 27, 2001, as amended (the "Distribution Agreement") under which the Distributor serves as statutory underwriter and facilitates the registration and distribution of shares of each series of the Trust on a continuous basis. The Distribution Agreement was effective with regards to the Fund as of February 29, 2008.

     After the initial one-year term, the Distribution Agreement shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Distribution Agreement and who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

THE DISTRIBUTION PLAN

     The Board of Trustees of the Trust has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which permits the Class N shares of the Fund to pay certain expenses associated with the distribution of its shares. Under the Plan, the Fund may pay amounts not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets for Class N shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Plan for Class N shares is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses.

     Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated with respect to the Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of the Fund. The Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to the Fund requires the approval of the Fund's shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

     To the Trust's knowledge, no interested person of the Trust, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan.

CUSTODIAN

     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as transfer agent and dividend paying agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Vedder Price P.C., with offices at 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

     Mayer Brown LLP, with offices at 71 South Wacker Drive, Chicago, Illinois 60606, serves as counsel to the Independent Trustees.

     Ernst & Young LLP, with offices at 233 South Wacker Drive, Chicago, Illinois, 60606, is the Trust's independent registered public accounting firm.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Subadviser is responsible for decisions to buy and sell securities for the Fund, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for the Fund, the Subadviser will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

     The Subadviser attempts to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

     It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Fund to their customers. However, the Subadviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     The Subadviser effects portfolio transactions for other advisory accounts. Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Subadviser, as the case may be, in servicing all of its accounts; not all such services may be used in connection with the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts.

     The Subadviser will attempt to equitably allocate portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Subadviser, however, the results of such procedures will generally be in the best interest of each of the clients.

     The Investment Adviser and Subadviser or their affiliates compensate many intermediaries that distribute and/or service investors in the Fund for various services ("Intermediaries") out of their own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares. The payments are in addition to the payments by the Fund described in the Fund's prospectus for distribution and/or shareholder servicing, if any. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services and for sales of shares ("Additional Payments"). These Additional Payments made by the Investment Adviser or the Subadviser or their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments, sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and Intermediary investment professionals may have an added incentive to sell or recommend the Fund or share class over others offered by competing fund families. The revenue sharing payments may differ for each Fund within the Aston family of funds. In certain cases, the revenue sharing differs by fund within the same intermediary. For several funds, revenue sharing differs for the same fund across certain intermediaries.

     A number of factors are considered in determining whether to make Additional Payments. Such factors may include, without limitation, the level or type of services provided by the Intermediary, the level or expected level of assets or sales of shares, the Fund's status on a preferred or recommended fund list, access to an Intermediary's personnel, and other factors. In addition to such payments, the Investment Adviser or its affiliates may offer other incentives, such as sponsorship of educational or client seminars.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which must be met for the Fund to receive favorable federal income tax treatment. Portfolio turnover is generally not expected to exceed 100% in the Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial net short-term capital gains and involves correspondingly greater transaction costs. To the extent that net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are realized, distributions derived from such gains are generally treated as capital gain dividends for federal income tax purposes and taxed as long-term capital gain. Net short-term capital gains of the Fund (i.e., net short-term capital gain in excess of net long-term capital loss) are taxable as ordinary income.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's portfolio holdings as of the end of each calendar quarter are generally posted on the Aston Funds Web site, www.astonfunds.com, on or about the twentieth day after the month-end.

Portfolio holdings information is made available to investors and to intermediaries selling fund shares only after its public disclosure.

     The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information (including portfolio characteristics information, such as sector and portfolio allocations) to be shared with the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, the Trust's custodian, pricing services, fund accountants, Investment Adviser, Subadviser, Administrator, Subadministrator, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of a borrowing facility, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer or Chief Executive Officer of the Trust or the applicable service provider approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Web site.

     Disclosure of the Fund's portfolio holdings information as an exception to the Trust's policies and procedures must be approved by the Chief Compliance Officer or Chief Executive Officer of the Trust. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

     The Fund discloses its portfolio holdings to the extent required by law.

                              DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, only Class N shares have been authorized. Class N shares will not be subject to an initial sales charge or a contingent deferred sales charge. Class N shares will have a Rule 12b-1 fee with a maximum annual fee of 0.25% of average daily net assets. Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

MINIMUM INITIAL INVESTMENTS

     The minimum initial investment for Class N shares of the Fund in regular accounts is $2,500. The minimum initial investment for Class N shares of the Fund in Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts to Minor Accounts/ Uniform Transfer to Minor Accounts is $500. The subsequent minimum investment for each account type is $50. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser, the Subadviser, the Fund, the Administrator and their affiliates, as well as their spouses. The Trust reserves the right to waive the Fund's minimum initial investment requirements for any reason. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to change the initial and subsequent investment minimums.

ANTI-MONEY LAUNDERING LAWS

     The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

     Federal law requires the Fund to obtain, verify and record identifying information for each investor who opens or reopens an account with Aston Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Aston Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in Aston Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Aston Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

     Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote. Shares of the Fund participate equally in regard to dividends, distributions and liquidations with respect to the Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N shares have exclusive voting rights with respect to the distribution plans for their class. On any matter submitted to a vote of shareholders, shares of the Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one of the funds, in which case the shareholders of all such funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

     The Board of Trustees of the Trust does not intend to hold annual meetings of shareholders of the Fund. The Trust Instrument provides that the Board of Trustees will call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by shareholders owning not less than 10% of the outstanding shares of the Fund entitled to vote. In addition, subject to certain conditions, shareholders of the Fund may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

     Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may only be enforced against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

     Expenses attributable to the Trust, but not to a particular fund, will be allocated to each fund of the Aston Funds on the basis of relative net assets. Similarly, expenses attributable to a particular fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectus and proxy statements to current shareholders, fees of the Fund's custodian, Administrator, Subadministrator and transfer agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares.

     Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

     Notwithstanding the foregoing, the Investment Adviser, the Subadviser or other service providers may waive or reimburse the expenses of a specific class to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

     The net asset value per share of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of the Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available or are deemed unreliable, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

     Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

     Debt securities with maturities of sixty days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Adviser and Subadviser in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Fund may rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives a report of any actions taken under the Fund's fair valuation procedures.

                               REDEMPTIONS-IN-KIND

     Larger redemptions may be detrimental to the Fund's existing shareholders. While the Fund intends to pay all sales proceeds in cash, the Trust, on behalf of the Fund, reserves the right to honor any request for redemption in excess of $250,000 during any 90-day period by making payment in whole or in part in the form of certain securities of the Fund chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. This is called a "redemption-in-kind." A shareholder may need to pay certain sales charges related to a redemption-in-kind, such as brokerage commissions, when the securities are sold. Redemptions-in-kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

                                    DIVIDENDS

     Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to federal income taxes.

                              FEDERAL INCOME TAXES

     The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisors before making an investment decision.

     The Fund intends to qualify and to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a RIC may limit the extent to which the Fund may invest in certain investments, including certain commodity ETFs.

     To the extent that the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received.

     Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. It is not anticipated that the Fund will qualify to pay exempt interest dividends. For taxable years beginning prior to January 1, 2011, distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund's corporate shareholders.

     To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Fund's shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the Fund receives dividends from an ETF that qualifies as a RIC and the ETF designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to shares of the ETF.

     The Fund will notify its shareholders each year of the amount and type of the dividends and distributions it paid.

     Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a redemption or other disposition of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder's redemption or other disposition of the shares. In such case, the shareholder's tax basis in the shares acquired will be adjusted to reflect the disallowed loss. A shareholder's ability to utilize capital losses may be limited by the Code.

     The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Because the Fund will invest a large portion of its assets in shares of ETFs, its distributable income and gains will normally consist largely of distributions from the ETFs in which it invests ("underlying ETFs") and gains and losses on the disposition of shares of the underlying ETFs. Generally, the character of the income or capital gains that the Fund receives from the underlying ETFs will pass through to the Fund's shareholders as long as the Fund and underlying ETF qualify as RICs. However, to the extent that an underlying ETF that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying ETFs in which it invests) until it disposes of shares of such underlying ETF. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying ETF shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying ETF that qualifies as a RIC). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying ETFs, rather than investing in shares of the underlying ETFs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, eligibility for dividends received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying ETFs.

     Depending on the Fund's percentage ownership in an underlying ETF both before and after a redemption of the underlying ETF's shares, the Fund's redemption of shares of such underlying ETF that qualifies as a RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income (although possibly eligible for qualified dividend income treatment) on the full amount of the distribution instead of receiving capital gain on only the amount received in excess of the basis in the shares of the underlying ETF. This might be the case, for example, where the Fund holds a significant interest in an underlying ETF and redeems only a small portion of such interest.

TAXATION OF THE FUND

     The Fund or an underlying ETF's transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund or underlying ETF (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund or underlying ETF, defer the Fund's or underlying ETF's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund or an underlying ETF to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund or underlying ETF to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

     If an option which the Fund or an underlying ETF has written expires on its stipulated expiration date, the Fund or underlying ETF recognizes a short-term capital gain. If the Fund or an underlying ETF enters into a closing purchase transaction with respect to an option which it has written, the Fund or underlying ETF realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which the Fund or an underlying ETF has written is exercised, the Fund or underlying ETF realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     If an option which the Fund or an underlying ETF has purchased expires on the stipulated expiration date, the Fund or underlying ETF realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund or an underlying ETF exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

     Options held by the Fund or an underlying ETF at the end of each fiscal year on a broad-based stock index generally are treated under the Code as "section 1256 contracts" and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Fund and underlying ETFs may also be Section 1256 contracts. Any gains or losses on these section 1256 contracts held by the Fund or an underlying ETF at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     The Fund and some of the underlying ETFs may invest in debt securities that are issued at a discount. Although the Fund and underlying ETFs may not actually receive interest payments on these securities, the Fund or underlying ETF will be required to include in its net investment income a portion of the excess of the face value of such securities over their issue price ("original issue discount") for each year that the Fund or underlying ETF holds such securities. To obtain cash in order to distribute such original issue discount to its shareholders, the Fund or underlying ETF that is taxed as a RIC may have to dispose of other securities at a time when it might otherwise have continued to hold them. Distributions of amounts representing original issue discount are taxable as ordinary income and will not constitute qualified dividend income.

     The Fund and some of the underlying ETFs may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund or an underlying ETF invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund or underlying ETF elects to include the market discount in income as it accrues. Such market discount will not constitute qualified dividend income.

     The Fund may invest to a limited degree in ETFs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC may derive 90% of its gross income. However, no more than 25% of the value of a RIC's total assets may be invested in securities of qualified publicly traded partnerships. If an underlying ETF is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the underlying ETF's income regardless of whether the Fund receives any distribution from the underlying ETF. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions from an underlying ETF that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund's basis in its shares of the underlying ETF. If the Fund's basis is reduced to zero, distributions will constitute capital gain for federal income purposes.

REITS

     An underlying ETF may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the Internal Revenue Service, a portion of an underlying ETF's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as the Fund or some of the underlying ETFs, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

     If the Fund or an underlying ETF receives an "excess distribution" with respect to PFIC stock, the Fund or underlying ETF itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund or underlying ETF to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

     Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund or underlying ETF held the PFIC stock. The Fund or underlying ETF itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     Rather than being taxed on the PFIC income as discussed above, the Fund or underlying ETF may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund or underlying ETF generally would be required to include in income its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund's or underlying ETF's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the Fund level or underlying ETF level (if the underlying ETF qualifies as a RIC) under the PFIC rules would generally be eliminated, but the Fund or underlying ETF could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a RIC may limit its options with respect to PFIC shares. The Fund will not be entitled to make elections with respect to shares of a PFIC held by an underlying ETF: rather the underlying ETF would decide whether to make any available elections.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund or underlying ETF itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund or an underlying ETF accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund or underlying ETF actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988 gains or losses," may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

     Income received by the Fund or an underlying ETF from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Under current law, a fund-of-funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund that is taxed as a RIC. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through most underlying ETFs do not contribute to this 50% threshold. As a result, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by such underlying ETFs, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

OTHER TAXES

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by as applicable treaty).

                             PERFORMANCE INFORMATION

     From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

     From time to time, the yield and total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                              FINANCIAL STATEMENTS

     Because the Fund has not yet commenced operations, no financial information is available. When available, the Fund's annual and semi-annual reports will be available upon request and without charge.

                                OTHER INFORMATION

     The prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's prospectus. Certain portions of the Registration Statement have been omitted from the prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

Aston Funds
New Century Capital Management, LLC

                                   ASTON FUNDS
                      PROXY VOTING POLICIES AND PROCEDURES

     1. Definitions.

     "Sub-Adviser" shall mean ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC, River Road Asset Management, LLC, MFS Institutional Advisors, Inc., Optimum Investment Advisors, LLC, Taplin, Canida & Habacht Inc., McDonnell Investment Management, LLC, Neptune Investment Management Limited, Resolution Investment Services Limited, Baring International Investment Limited, ClariVest Asset Management LLC, Cardinal Capital Management L.L.C., Strategic Global Advisors, LLC, New Century Capital Management, LLC, Smart Portfolios, LLC and MB Investment Partners, Inc. The term includes all sub-advisers to the Funds.

     "Sub-Advisers' Proxy Voting Policies and Procedures" shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

     "Board" shall mean the Board of Trustees of Aston Funds.

     "Fund" shall mean a series of Aston Funds.

     "Fund Management" shall mean the Chairman of the Board of Trustees, Chief Executive Officer or Chief Financial Officer of Aston Funds.

     "Trust" shall mean Aston Funds.

     2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Sub-Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Sub-Adviser, and each Sub-Adviser has accepted such delegation. Each Sub-Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

     3. Limitations on the Advisers' Responsibilities.

          (i) Limited Value. Each Sub-Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

          (ii) Unjustifiable Costs. Each Sub-Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Sub-Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Sub-Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

          (iii) Fund Restrictions. Each Sub-Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

          (iv) Board Direction. Notwithstanding the foregoing delegation to the Sub-Advisers, the Board may from time to time direct a Sub-Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Sub-Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Sub-Adviser shall follow any such direction for proxies received after its receipt of such direction.

     4. Subdelegation. Each Sub-Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Sub-

Adviser of its responsibilities hereunder and the Sub-Adviser shall retain final authority and fiduciary responsibility for proxy voting. If a Sub-Adviser delegates such responsibilities, the Sub-Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

     5. Proxy Voting Expense. Each Sub-Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable Sub-Adviser for any out-of-pocket expenses incurred by such Sub-Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund's proxy voting records or filings on Form N-PX.

     6. Conflicts of Interest. Each Sub-Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Sub-Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Sub-Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Sub-Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Sub-Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Sub-Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Sub-Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

          (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Sub-Adviser's Proxy Voting Policies and Procedures, Fund Management may direct the Sub-Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Sub-Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Sub-Adviser;

          (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board's consent before directing the Sub-Adviser to vote in the manner approved by the Board;

          (iii) Fund Management may direct the Sub-Adviser to engage an independent third-party to determine how the proxy should be voted; or

          (iv) Fund Management may direct the Sub-Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Sub-Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Sub-Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

     7. Approval of Material Changes. Any material changes to the Trust's Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Sub-Adviser's Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

     8. Reports to the Board. At each quarterly meeting of the Board, each Sub-Adviser shall submit a report to the Board (Exhibit A) describing:

          (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

          (ii) any proxy votes taken by the Sub-Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Sub-Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Sub-Advisers' experience under these Proxy Voting Policies and Procedures and each Sub-Adviser's Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

     9. Maintenance of Records. Each Sub-Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Sub-Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The Sub-Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Sub-Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: November 30, 2006

Amended: September 30, 2007

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                 [_____] FUND(S)
                          PROXY VOTING QUARTERLY REPORT

     I, the undersigned Compliance Officer of [Name of Adviser], hereby submit the following report with respect to [_____] Fund(s):

     1. During the quarter ended [_____] there have been no issues that have arisen under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

     2. During the quarter ended [_____] there have been no proxy votes taken by [Name of Adviser], on behalf of [___] Fund(s), which were exceptions to [Name of Adviser]'s Proxy Voting Policies and Procedures.

     3. During the quarter ended [_____] there have been no material changes to [Name of Adviser]'s Proxy Voting Policies and Procedures.


                                        ----------------------------------------
                                        [_________________]
                                        Compliance Officer

Dated: __________

                     PROXY VOTING GUIDELINES AND PROCEDURES
                       NEW CENTURY CAPITAL MANAGEMENT LLC
                                DECEMBER 5, 2007

      The following represents the guidelines and procedures for NCCM with respect to the voting of proxies on behalf of all clients for which NCCM has responsibility for voting proxies and the keeping of records relating to proxy voting.

      A. GENERAL POLICY. NCCM shall vote proxies related to securities held by clients in a manner guided solely by the best interest of the clients. NCCM shall consider only those factors that relate to the clients' investment, including how its vote will economically impact and affect the value of the clients' investment. Proxy votes generally will be cast in favor of the management recommendation that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholders influence over issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against management recommendations having the opposite effect. Accordingly, NCCM has engaged Broadridge's ProxyEdge voting services to vote all proxies on behalf of client accounts and recording keeping services.

      B. PROXY VOTING ADMINISTRATION. The Director of Operations or her designee works with the proxy voting service and is responsible for ensuring that all proxies are voted.

      C. VOTING AND USE OF PROXY VOTING SERVICE. NCCM has engaged Broadridge ProxyEdge Service, an independent Proxy Voting Service, to give NCCM online access in the voting of proxies. In addition, ProxyEdge is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to NCCM upon request. NCCM will process all proxy votes in accordance with the above policy. NCCM will use echo voting for investment company shares when required by law.

      D. CONFLICTS OF INTEREST. NCCM shall vote all proxies based on the best interest of NCCM's clients in accordance with the above policy. NCCM shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy. In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that NCCM is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the Chief Compliance Officer to determine whether a material conflict exists.

      E. REPORTING AND RECORD RETENTION. Upon request, on an annual basis, NCCM will provide its clients with the proxy voting record for that client's account. The Director of Operations or her designee shall retain records of votes cast on behalf of clients and records of client requests for proxy voting information. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. In addition, NCCM will retain copies of its Proxy Voting Procedures and Guidelines. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


      F. REVIEW OF POLICY. NCCM shall periodically review this policy and the services provided by Broadridge ProxyEdge and Broadridge ProxyDisclosure to file N-PX to determine whether the continued use of Broadridge is in the best interest of clients.

                                         * * * * *